Offerings - Offering: 1	Jul. 23, 2025 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 32,225,924.45
Fee Rate	0.01531%
Amount of Registration Fee	$ 4,933.79
Offering Note	(1) Calculated as the aggregate maximum purchase price for shares of beneficial interest, based upon the net asset value per share as of June 30, 2025, of $25.73. This amount is based upon the offer to purchase up to 1,252,465 common shares of beneficial interest, par value $0.01 per share, of Bain Capital Private Credit. (2) Calculated at $153.10 per $1,000,000.00 of the Transaction Valuation in accordance with Rule 0-11 under the Securities Exchange Act of 1934, as amended, as modified by Fee Rate Advisory No. 1 for fiscal year 2025.